UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - December 3, 2008

(Date of earliest event reported)

INGERSOLL-RAND COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16831	75-2993910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices, including zip code)

(441) 295-2838

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on October 6, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Ingersoll-Rand Company Limited (the “Company”) approved certain changes to the Company’s long-term incentive compensation programs to be implemented beginning in 2009.

Given the difficulty of setting long-term goals in the current economic climate, on December 3, 2008, the Committee further modified the 2-year award metrics for 2009 and 2010. Consistent with the original intent of the plan, the award metrics will be based on earnings per share (EPS) from continuous operations relative to the S&P 500 Industrial peer group and achievement of the Company’s pre-determined Trane acquisition synergy savings goal (rather than being solely based on an internal EPS goal).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date: December 9, 2008	/s/ Patricia Nachtigal
Patricia Nachtigal
Senior Vice President and General Counsel

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